Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Forward-Looking Statements
EXHIBIT INDEX
EX-99.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2003

Iron Age Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-57011	25-1376723

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

Robinson Plaza Three
Suite 400
Pittsburgh, Pennsylvania 15205

(Address, of principal executive offices, including zip code)

(412) 787-4100

(Registrant’s Telephone number including area code)

Item 5. Other Events

On December 2, 2003, Iron Age Holdings Corporation and its subsidiary Iron Age Corporation issued a Press Release to announce the successful completion of exchange offers with holders of Iron Age Corporation’s 9 7/8% Senior Subordinated Notes due 2008 and Iron Age Holdings Corporation’s 12 1/8% Senior Discount Notes due 2009 for securities of Iron Age Corporation and IAC Holdings, Inc., a newly formed holding company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release issued by Iron Age Corporation on December 2, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 5 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. Forward-looking statements are based on current expectations of future events, but actual results could vary materially from the Corporation’s expectations and projections. Investors are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON AGE CORPORATION

By: /s/Bart R. Huchel Name: Bart R. Huchel Title: Vice President – Finance Chief Financial Officer and Treasurer

Date: December 2, 2003

EXHIBIT INDEX

99.1	Iron Age Corporation and Iron Age Holdings Corporation Press Release
dated December 2, 2003.